This is filed pursuant to Rule 497(e).
File Nos. 2-25364 and 811-01415.


                   ALLIANCEBERNSTEIN GLOBAL SMALL CAP FUND, INC.

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Supplement dated December 16, 2004 to the Prospectus dated
November 1, 2004 of the AllianceBernstein Global Small Cap Fund,
Inc. You should read this Supplement in conjunction with the Prospectus.

At a meeting of the Board of Directors of the Fund on December 15, 2004, the Board approved the liquidation and dissolution of the AllianceBernstein Global Small Cap Fund, Inc. The Fund has suspended sales of its shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after February 28, 2005.

In connection with the liquidation, the Board approved the immediate suspension of the Fund's distribution and/or service (12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the Fund's shares on or after the date of this Supplement. This CDSC waiver also applies to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the Fund's shares on or after the date of this Supplement.

Shareholders as of the date of this Supplement may continue to purchase new shares of the Fund until February 1, 2005. Shareholders may redeem shares of the Fund, and may exchange shares of the Fund's shares for shares of the same class of other AllianceBernstein Mutual Funds, until February 28, 2005. Shareholders should be aware that the Fund is no longer pursuing its stated investment objectives or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Please contact your financial intermediary for more information.
There may be other AllianceBernstein Mutual Funds of interest to you.


You should retain this Supplement with your Prospectus for future reference.

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(SM) This mark is used under license from the owner,
AllianceBernstein Investment Research and Management, Inc.


00250.0176 #533978